UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-3131

AllianceBernstein Global Technology Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2005

Date of reporting period:   July 31, 2005


ITEM 1. REPORTS TO STOCKHOLDERS.

[LOGO] ALLIANCEBERNSTEIN (R)
AllianceBernstein Global Technology Fund

July 31, 2005

Annual Report

Investment Products Offered

o  Are Not FDIC Insured
o  May Lose Value
o  Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


September 15, 2005

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Technology Fund (the "Fund") for the annual reporting period ended July 31, 2005. Prior to December 15, 2004, the Fund was named AllianceBernstein Technology Fund.

Investment Objective and Policies

This open-end fund emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology Index, for the six- and 12-month periods ended July 31, 2005. Also included is the performance of the NASDAQ Composite Index, which measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market, and the Lipper Science and Technology Index (the "Lipper Index"), a performance index of the largest qualifying funds that have a science and technology investment objective.

The AllianceBernstein Global Technology Fund posted positive absolute returns during both the six- and 12-month periods ended July 31, 2005.

During the 12-month period ended July 31, 2005, the Fund outperformed its benchmark, the MSCI World Information Technology Index (MWIT), while underperforming the Lipper Science & Technology Index peer group. Outperformance against the MWIT was driven primarily by strong stock selection. Holdings in the semiconductor, cellular communication, computer hardware/storage and electronic components industries, in particular, generated positive performance. The decision to overweight the Internet space also helped performance during the year. On the negative side, an underweight in communication equipment and very poor stock selection in communication information technology (IT) services hurt relative performance. Currency exposure also detracted from results for the 12-month period.

During the six-month period ended July, 31, 2005, the Fund also outperformed its benchmark, but underperformed the Lipper peer group. The outperformance compared to the MWIT was driven by both stock selection and sector allocation. In particular, stock selection in electronic components and cellular communications was positive. The decision to underweight computer hardware and storage also had a favorable impact on


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  1


relative returns. While a by-product of our fundamental research-driven stock selection approach, currency exposure also contributed positively to relative performance. Poor stock selection in communication equipment and communication IT services hurt relative results.

Market Review and Investment Strategy

Global technology stocks, as measured by the MSCI World Information Technology Index, traded higher during both the six- and 12-month periods ended July 31, 2005. That said, in aggregate, technology underperformed the broader markets during both periods as more cyclically-leveraged sectors such as energy, basic materials and industrials outperformed given their stronger earnings leverage at this point in the economic cycle. Investor preference for this higher earnings growth was evidenced in U.S. technology sector mutual fund flows, which remained net negative throughout the year.

During the 12-month period ended July 31, 2005, the Fund's positions in computer hardware/storage, cellular communications (particularly companies with exposure to the emerging markets), and electronic components (with an emphasis on suppliers in the Thin Film Transistor-Liquid Crystal Display, or TFT-LCD, food chain) were increased. To support this, positions in software, computer services, semiconductors, and communication equipment were reduced. Additionally, after the change in the Fund's mandate allowing for a more global perspective without geographic constraints took effect on December 15, 2004, the Fund's non-U.S. holdings were increased as investments were redirected toward more attractive opportunities on a global perspective.

The Fund continues to be managed with a fundamental research-driven stock selection focus and as a diversified technology portfolio positioned across multiple industries.


------------------------------------------------------------------------------
2  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Information Technology Index and the NASDAQ Composite Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Information Technology Index is a capitalization-weighted index that monitors the performance of technology stocks from around the world. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The NASDAQ Composite Index is market-value weighted and includes over 5,000 companies. The unmanaged Lipper Science and Technology Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. (According to Lipper, this investment objective includes those funds that invest at least 65% of their equity portfolios in science and technology stocks.) These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. Investors cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in technology-related stocks and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Fund can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARKS                                   Returns
                                                      -------------------------
PERIODS ENDED JULY 31, 2005                           6 Months        12 Months
AllianceBernstein Global Technology Fund
     Class A                                               5.58%      15.10%
     Class B                                               5.15%      14.20%
     Class C                                               5.18%      14.26%
     Advisor Class                                         5.73%      15.44%
     Class R                                               5.58%      15.00%
     Class K**                                             4.63%*
     Class I**                                             4.75%*
MSCI World Information Technology Index                    3.92%       9.65%
NASDAQ Composite Index                                     5.94%      15.76%
Lipper Science and Technology Index                        6.89%      16.83%


*   Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/95 TO 7/31/05

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                AllianceBernstein         NASDAQ         MSCI World
                Global Technology       Composite        Information
                   Fund Class A           Index        Technology Index
-----------------------------------------------------------------------
7/31/95             $ 9,575              $10,000            $10,000
7/31/96             $ 8,981              $10,793            $10,793
7/31/97             $13,248              $15,919            $15,919
7/31/98             $14,943              $18,701            $18,701
7/31/99             $21,406              $26,354            $26,354
7/31/00             $34,699              $37,625            $37,520
7/31/01             $19,226              $20,246            $17,240
7/31/02             $11,115              $13,265            $10,384
7/31/03             $12,715              $17,327            $12,592
7/31/04             $13,171              $18,848            $13,786
7/31/04             $15,159              $21,819            $15,117

NASDAQ Composite Index: $21,819

MSCI World Information Technology Index: $15,117

AllianceBernstein Global Technology Fund Class A: $15,159


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Technology Fund Class A shares (from 7/31/95 to 7/31/05) as compared to the performance of the Fund's benchmark, the MSCI World Information Technology Index, along with the NASDAQ Composite Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


------------------------------------------------------------------------------
4  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JULY 31, 2005

                       NAV Returns         SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                     15.10%               10.21%
5 Years                   -15.26%              -16.00%
10 Years                    4.70%                4.25%

Class B Shares
1 Year                     14.20%               10.20%
5 Years                   -15.91%              -15.91%
10 Years(a)                 4.10%                4.10%

Class C Shares
1 Year                     14.26%               13.26%
5 Years                   -15.89%              -15.89%
10 Years                    3.95%                3.95%

Advisor Class Shares
1 Year                     15.44%
5 Years                   -15.01%
Since Inception*            4.59%

Class R Shares
1 Year                     15.00%
Since Inception*            2.38%

Class K Shares+
Since Inception*            4.63%

Class I Shares+
Since Inception*            4.75%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2005)

Class A Shares
1 Year                                          -4.58%
5 Years                                        -17.20%
10 Years                                         4.99%

Class B Shares
1 Year                                          -5.08%
5 Years                                        -17.11%
10 Years(a)                                      4.83%

Class C Shares
1 Year                                          -2.07%
5 Years                                        -17.09%
10 Years                                         4.69%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is listed above.


See Historical Performance disclosures on page 3.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     Beginning                   Ending
                   Account Value               Account Value               Expenses Paid
                  February 1, 2005             July 31, 2005               During Period*
            -------------------------   --------------------------   ------------------------
             Actual        Hypothetical     Actual     Hypothetical**    Actual    Hypothetical
-----------------------------------------------------------------------------------------------
Class A       $1,000          $1,000      $1,055.81      $1,016.66       $ 8.36       $ 8.20
Class B       $1,000          $1,000      $1,051.48      $1,012.79       $12.31       $12.08
Class C       $1,000          $1,000      $1,051.84      $1,013.04       $12.06       $11.83
Advisor
  Class       $1,000          $1,000      $1,057.25      $1,018.15       $ 6.84       $ 6.71
Class R       $1,000          $1,000      $1,055.77      $1,016.86       $ 8.16       $ 8.00
Class K +     $1,000          $1,000      $1,046.34      $1,016.45       $ 4.47       $ 4.41
Class I +     $1,000          $1,000      $1,047.45      $1,017.45       $ 3.45       $ 3.40


* Expenses are equal to the classes' annualized expense ratios of 1.64%, 2.42%, 2.37%, 1.34%, 1.60%, 1.05% and 0.81%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period/365.

**   Assumes 5% return before expenses.

+    The account value and expenses for Class K and Class I shares are based on the period from March 1, 2005 (commencement of distribution) through July 31, 2005.


------------------------------------------------------------------------------
6  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


PORTFOLIO SUMMARY
July 31, 2005

PORTFOLIO STATISTICS
Net Assets ($mil): $2,263.5

[PIE CHART OMITTED]

SECTOR BREAKDOWN*
Technology
o  17.7%    Semiconductor Components
o  16.1%    Computer Software
o  12.9%    Communication Equipment
o  11.9%    Computer Hardware/Storage
o   7.4%    Internet
o   5.5%    Computer Services
o   5.2%    Miscellaneous
o   2.3%    Electronic Components
o   1.7%    Computer Peripherals
o   1.2%    Contract Manufacturing
o   0.9%    Semiconductor Capital Equipment
o   0.7%    Internet Infrastructure
o   0.6%    Communication Services

Consumer Services
o   5.8%    Cellular Communications
o   3.1%    Broadcasting & Cable

Utilities
o   2.8%    Telephone Utility

Capital Goods
o   1.2%    Miscellaneous
o   0.2%    Electrical Equipment

Consumer Manufacturing
o   1.0%    Appliances

o   1.8%    Short-Term

COUNTRY BREAKDOWN*
o  65.7%    United States
o   6.6%    Japan
o   5.1%    Taiwan
o   3.9%    Bermuda
o   3.3%    South Korea
o   2.9%    Germany
o   2.5%    Mexico
o   2.3%    United Kingdom
o   2.3%    India
o   1.3%    China
o   1.1%    Channel Islands
o   0.7%    Italy
o   0.5%    Cayman Islands

o   1.8%    Short-Term


* All data are as of July 31, 2005. The Fund's sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

    Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  7


TEN LARGEST HOLDINGS
July 31, 2005

                                                               Percent of
Company                                        Value           Net Assets
-------------------------------------------------------------------------------
Microsoft Corp.                             $115,150,243           5.1%
QUALCOMM, Inc.                               110,358,754           4.9
Juniper Networks, Inc.                       106,074,184           4.7
Google, Inc. Cl.A                             96,428,376           4.3
EMC Corp.                                     89,849,304           4.0
Intel Corp.                                   88,378,696           3.9
Marvell Technology Group, Ltd. (Bermuda)     87,043,587            3.8
Dell, Inc.                                    83,981,321           3.7
Hoya Corp. (Japan)                            73,661,059           3.2
Oracle Corp.                                  73,131,016           3.2
                                            $924,056,540          40.8%


------------------------------------------------------------------------------
8  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


PORTFOLIO OF INVESTMENTS
July 31, 2005


Company                                            Shares         U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-97.8%
Technology-83.7%
Communication Equipment-12.9%
Cisco Systems, Inc.(a)*                         1,264,150        $  24,208,473
Corning, Inc.(a)*                               1,201,100           22,880,955
Juniper Networks, Inc.(a)*                      4,421,600          106,074,184
QUALCOMM, Inc.                                  2,794,600          110,358,754
Scientific-Atlanta, Inc.                          304,000           11,704,000
ZTE Corp. Cl.A (China)                          5,777,000           16,528,393
                                                                  ------------
                                                                   291,754,759
Communication Services-0.6%
InPhonic, Inc.(a)*                                920,200           14,723,200

Computer Hardware/Storage-11.8%
Apple Computer, Inc.(a)*                        1,200,500           51,201,325
Dell, Inc.(a)*                                  2,075,150           83,981,321
EMC Corp.(a)                                    6,563,134           89,849,304
International Business Machines Corp.             507,400           42,347,604
                                                                  ------------
                                                                   267,379,554
Computer Peripherals-1.7%
Network Appliance, Inc.(a)*                     1,470,200           37,504,802

Computer Services-5.5%
Alliance Data Systems Corp.(a)*                   573,700           24,422,409
Fiserv, Inc.(a)*                                1,100,670           48,836,728
Infosys Technologies, Ltd. (ADR) (India)*         729,500           51,925,810
                                                                  ------------
                                                                   125,184,947
Computer Software-16.0%
Amdocs, Ltd. (Channel Islands)*                   819,300           24,325,017
McAfee, Inc.(a)                                   813,000           25,528,200
Mercury Interactive Corp.(a)*                     646,100           25,436,957
Microsoft Corp.                                 4,496,300          115,150,243
NAVTEQ(a)*                                        354,200           15,574,174
Oracle Corp.(a)                                 5,385,200           73,131,016
SAP AG (ADR) (Germany)*                         1,521,900           65,167,758
Symantec Corp.(a)                                 840,500           18,465,785
                                                                  ------------
                                                                   362,779,150
Contract Manufacturing-1.2%
Hon Hai Precision Industry Co., Ltd.
    Citigroup Global Markets warrants,
    expiring 1/17/07 (Taiwan)(a)(b)             4,760,117           26,718,537


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  9


Company                                            Shares         U.S. $ Value
-------------------------------------------------------------------------------
Electronic Components-2.3%
AU Optronics Corp. (ADR) (Taiwan)               1,175,801        $  18,648,204
LG Philips LCD Co., Ltd. (ADR)
    (South Korea)(a)*                           1,416,200           32,600,924
                                                                  ------------
                                                                    51,249,128
Internet-7.4%
Google, Inc. Cl.A(a)*                             335,100           96,428,376
Shanda Interactive Entertainment, Ltd.
    (ADR) (Cayman Islands)(a)*                    332,800           10,885,854
Yahoo!, Inc.(a)*                                1,788,100           59,615,254
                                                                  ------------
                                                                   166,929,484
Internet Infrastructure-0.7%
Fastweb (Italy)(a)                                351,077           15,179,621

Semiconductor Capital Equipment-0.9%
KLA-Tencor Corp.*                                 394,650           20,403,405

Semiconductor Components-17.6%
Broadcom Corp. Cl.A(a)*                         1,472,800           62,991,656
Intel Corp.                                     3,256,400           88,378,696
Linear Technology Corp.*                          438,700           17,047,882
Marvell Technology Group, Ltd. (Bermuda)(a)*    1,992,300           87,043,587
Powerchip Semiconductor Corp. (Taiwan)         16,642,000           12,189,118
Samsung Electronics Co., Ltd. (GDR)
    (South Korea)(b)                               67,072           18,495,104
Taiwan Semiconductor Manufacturing Co., Ltd.
    ABN Amro Bank warrants, expiring 1/09/06
    (Taiwan)(a)(b)                              8,945,474           15,117,851
Taiwan Semiconductor Manufacturing Co., Ltd.
    Merril Lynch International & Co. warrants,
    expiring 11/21/05 (Taiwan)(a)               5,711,000           12,798,351
Texas Instruments, Inc.                         1,737,100           55,170,296
United Microelectronics Corp. (ADR) (Taiwan)*   7,639,800           29,413,230
                                                                  ------------
                                                                   398,645,771
Miscellaneous-5.1%
Canon, Inc. (Japan)                               870,200           42,798,135
Hoya Corp. (Japan)                                598,700           73,661,059
                                                                  ------------
                                                                   116,459,194
                                                                  ------------
                                                                 1,894,911,552
Consumer Services-8.9%
Broadcasting & Cable-3.1%
Time Warner, Inc.(a)                            2,616,100           44,526,022
XM Satellite Radio Holdings, Inc. Cl.A(a)*        728,200           25,945,766
                                                                  ------------
                                                                    70,471,788


------------------------------------------------------------------------------
10  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


                                              Shares or
                                              Principal
                                               Amount
Company                                         (000)       U.S. $ Value
-------------------------------------------------------------------------------
Cellular Communications-5.8%
America Movil S.A. de C.V. (ADR)
    (Mexico)                                  2,568,300   $   57,170,358
Nextel Communications, Inc. Cl.A(a)             615,100       21,405,480
O2 Plc (United Kingdom)(a)                    7,184,504       17,583,267
Vodafone Group Plc (United Kingdom)          13,424,586       34,577,557
                                                             ------------
                                                             130,736,662
                                                             ------------
                                                             201,208,450
Utilities-2.8%
Telephone Utility-2.8%
China Telecom Corp., Ltd. Cl.H (China)       33,144,000       12,745,378
Sprint Corp.*                                 1,847,600       49,700,440
                                                             ------------
                                                              62,445,818
Capital Goods-1.4%
Electrical Equipment-0.2%
Sumitomo Electric Industries, Ltd.
    (Japan)                                     369,000        4,127,333

Miscellaneous-1.2%
Nitto Denko Corp. (Japan)                       497,300       27,213,365
                                                             ------------
                                                              31,340,698
Consumer Manufacturing-1.0%
Appliances-1.0%
LG Electronics, Inc. (South Korea)              352,580       22,774,125

Total Common Stocks & Other Investments
    (cost $1,821,863,220)                                  2,212,680,643

SHORT-TERM INVESTMENT-1.8%
Time Deposit-1.8%
State Street Euro Dollar
    2.60%, 8/01/05
    (cost $41,686,000)                      $    41,686       41,686,000

Total Investments Before Security
    Lending Collateral-99.6%
    (cost $1,863,549,220)                                  2,254,366,643

INVESTMENT OF CASH COLLATERAL FOR
    SECURITIES LOANED-29.9%
Short-Term Investments
Bemis Co., Inc. 3.30%, 8/01/05                   25,000       24,938,312
Deutsche Bank 3.28%-3.36%,
    8/01/05-2/26/06                              45,000       45,013,383
Federal Home Loan Mortgage Corp. 3.34%,
    9/09/05                                      25,000       25,000,000
Goldman Sachs 3.41%-3.43%,
    12/02/05-1/18/06                             75,000       75,000,000


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  11


                                              Principal
                                                Amount
Company                                         (000)       U.S. $ Value
-------------------------------------------------------------------------------
Gotham Funding 3.29%-3.32%,
    8/03/05-8/05/05                             108,151     $108,036,364
Lexpar 3.34%, 8/12/05                            15,000       14,956,987
Market Street Funding 3.29%, 8/01/05             25,984       25,976,876
Morgan Stanley 3.39%, 1/20/06-3/03/06            45,000       45,000,000
Sigma Funding 3.40%, 3/06/06                     13,500       13,583,541
UBS Finance 3.26%-3.28%, 8/01/05-8/02/05        200,000      199,918,417
United Parcel Service 3.25%, 8/01/05             12,100       12,096,723
Washington Mutual 3.31%, 8/08/05                 50,000       50,002,670
Windmill Funding Corp. 3.31%, 8/02/05             8,000        7,980,320
Yorktown Capital, LLC 3.29%, 8/03/05             14,625       14,587,690
                                                             ------------
                                                             662,091,283

                                              Shares
-------------------------------------------------------------------------------
UBS Private Money Market Fund, LLC, 3.20%    15,645,301        15,645,301

Total Investment of Cash Collateral for
    Securities Loaned
    (cost $677,736,584)                                       677,736,584

Total Investments-129.5%
    (cost $2,541,285,804)                                   2,932,103,227
Other assets less liabilities-(29.5%)                        (668,646,699)
                                                             ------------
Net Assets-100%                                            $2,263,456,528


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate market value of these securities amounted to $60,331,492 or 2.7% of net assets.

    Glossary of Terms:

    ADR - American Depositary Receipt.
    GDR - Global Depositary Receipt.

    See notes to financial statements.


------------------------------------------------------------------------------
12  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


STATEMENT OF ASSETS & LIABILITIES
July 31, 2005


Assets
Investments in securities, at value
    (cost $2,541,285,804--including investment of
    cash collateral for securities loaned of
    $677,736,584)                                         $2,932,103,227(a)
Cash                                                           3,010,280
Foreign cash, at value (cost $13,584,673)                     13,325,450
Receivable for investment securities sold                     48,033,241
Receivable for capital stock sold                              9,420,408
Dividends and interest receivable                                936,323
Other assets                                                       2,082
                                                          --------------
Total assets                                               3,006,831,011
                                                          --------------
Liabilities

Payable for collateral on securities loaned                  677,736,584
Payable for investment securities purchased                   39,901,545
Payable for capital stock redeemed                            18,207,728
Advisory fee payable                                           4,252,683
Transfer Agent fee payable                                       711,775
Distribution fee payable                                         277,243
Administrative fee payable                                        46,681
Accrued expenses                                               2,240,244
                                                          --------------
Total liabilities                                            743,374,483
                                                          --------------
Net Assets                                                $2,263,456,528
                                                          --------------
Composition of Net Assets

Capital stock, at par                                     $      420,766
Additional paid-in capital                                 4,640,654,883
Accumulated net investment loss                               (1,619,944)
Accumulated net realized loss on investment and foreign
    currency transactions                                 (2,766,458,732)
Net unrealized appreciation of investments and
    foreign currency denominated assets and liabilities      390,459,555
                                                          --------------
                                                          $2,263,456,528
                                                          --------------

Calculation of Maximum Offering Price Per Share

                                          Net Asset Value and:
                                          --------------------    Maximum
                                Shares    Offering   Redemption   Offering
Class        Net Assets    Outstanding    Price        Price       Price*
-------------------------------------------------------------------------------
A        $1,067,071,787     18,867,710         --     $56.56      $59.07
B        $  844,110,532     16,532,237     $51.06         --          --
C        $  261,595,756      5,118,030     $51.11         --          --
Advisor  $   90,583,230      1,556,926     $58.18     $58.18          --
R        $       74,212      1,314.983     $56.44     $56.44          --
K        $       10,538        185.870     $56.70     $56.70          --
I        $       10,473        184.500     $56.76     $56.76          --


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $651,872,229 (see Note E).

     See notes to financial statements.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  13


STATEMENT OF OPERATIONS
Year Ended July 31, 2005


Investment Income

Dividends (net of foreign taxes withheld
    of $1,052,700)                                 $22,142,783
Securities lending income                            1,795,514
Interest                                               846,025     $24,784,322
                                                   -----------
Expenses

Advisory fee                                        18,519,614
Distribution fee--Class A                            3,286,782
Distribution fee--Class B                            9,875,039
Distribution fee--Class C                            2,885,272
Distribution fee--Class R                                  268
Distribution fee--Class K                                   11
Transfer agency                                     13,931,239
Printing                                             1,156,433
Custodian                                              535,804
Legal                                                  148,767
Administrative                                         118,326
Registration                                           112,942
Directors' fees                                        101,644
Audit                                                   70,597
Miscellaneous                                          159,950
                                                   -----------
Total expenses                                      50,902,688
Less: expenses waived by the Adviser
    (see Note B)                                      (664,562)
Less: expense offset arrangement
    (see Note B)                                       (33,298)
                                                   -----------
Net expenses                                                        50,204,828
                                                                   -----------
Net investment loss                                                (25,420,506)
                                                                   -----------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions

Net realized gain (loss) on:
    Investment transactions                                        318,191,161
    Foreign currency transactions                                   (1,842,538)
Net change in unrealized
    appreciation/depreciation of:
    Investments                                                     47,444,390
    Foreign currency denominated
      assets and liabilities                                          (357,432)
                                                                   -----------
Net gain on investment and foreign
     currency transactions                                          363,435,581
                                                                   -----------
Net Increase in Net Assets
    from Operations                                               $338,015,075
                                                                   -----------


See notes to financial statements.


------------------------------------------------------------------------------
14  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                    Year Ended      Year Ended
                                                 July 31, 2005   July 31, 2004
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations

Net investment loss                             $  (25,420,506)  $ (56,556,359)
Net realized gain on investment and
    foreign currency transactions                  316,348,623     592,189,106
Net change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    denominated assets and liabilities              47,086,958    (384,374,969)
                                                 -------------  --------------
Net increase in net assets
    from operations                                338,015,075     151,257,778

Capital Stock Transactions

Net decrease                                      (681,181,415)   (674,559,162)
                                                 -------------  --------------
Total decrease                                    (343,166,340)   (523,301,384)

Net Assets

Beginning of period                              2,606,622,868   3,129,924,252
                                                 -------------  --------------
End of period, (including accumulated
    net investment loss of ($1,619,944)
    and ($195,077), respectively)               $2,263,456,528  $2,606,622,868
                                                 -------------  --------------


See notes to financial statements.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  15


NOTES TO FINANCIAL STATEMENTS
July 31, 2005


NOTE A
Significant Accounting Policies

AllianceBernstein Global Technology Fund, Inc. (the "Fund"), formerly AllianceBernstein Technology Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc.


------------------------------------------------------------------------------
16  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  17


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


------------------------------------------------------------------------------
18  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


NOTE B
Advisory Fee and Other Transactions With Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: .25 of 1.00% of the first $10 billion, .25 of .975% of the next $2.5 billion, .25 of .95% of the next $2.5 billion, .25 of .925% of the next $2.5 billion, .25 of .90% of the next $2.5 billion, .25 of .875% of the next $2.5 billion and .25 of .85% of the net assets in excess of $22.5 billion. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the Fund pays the Adviser a reduced quarterly advisory fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. From August 1, 2004 through September 6, 2004, such waiver amounted to $664,562. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $118,326 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2005.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $6,878,700 for the year ended July 31, 2005.

For the year ended July 31, 2005 the Fund's expenses were reduced by $33,298 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $24,207 from the sales of Class A shares and received $42,547, $751,405, and $20,883 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2005.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  19


Brokerage commissions paid on investment transactions for the year ended July 31, 2005 amounted to $7,583,163, of which $759,601 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $75,441,585, $7,202,980, $660 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2005, were as follows:

                                               Purchases                Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)             $1,929,877,419       $2,663,933,816
U.S. government securities                            -0-                  -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                           $2,581,984,050
Gross unrealized appreciation                                    $364,405,167
Gross unrealized depreciation                                     (14,285,990)
Net unrealized appreciation                                      $350,119,177


------------------------------------------------------------------------------
20  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  21


received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2005, the Fund had loaned securities with a value of $651,872,229 and received cash collateral which was invested in short-term securities valued at $677,736,584 as included in the accompanying portfolio of investments. For the year ended July 31, 2005, the Fund earned fee income of $1,795,514 which is included in the accompanying statement of operations.

NOTE F
Capital Stock

There are 21,000,000,000 shares of $0.01 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                       July 31,       July 31,      July 31,        July 31,
                         2005           2004          2005            2004
                     ------------  ------------  --------------  --------------
Class A
Shares sold            2,456,834     5,185,412    $130,037,929    $272,184,753
Shares converted
    from Class B       1,682,744     2,127,361      89,617,305     112,659,496
Shares redeemed       (7,906,183)   (9,686,757)   (419,749,339)   (512,074,234)
Net decrease          (3,766,605)   (2,373,984)  $(200,094,105)  $(127,229,985)

Class B
Shares sold              660,395     1,476,123     $31,510,524     $71,526,650
Shares converted
    to Class A        (1,857,510)   (2,305,939)    (89,617,305)   (112,659,496)
Shares redeemed       (6,892,521)   (7,966,434)   (330,712,326)   (385,253,557)
Net decrease          (8,089,636)   (8,796,250)  $(388,819,107)  $(426,386,403)

Class C
Shares sold              295,876       548,863     $14,147,220     $26,563,961
Shares redeemed       (2,178,477)   (2,662,309)   (104,653,626)   (129,071,486)
Net decrease          (1,882,601)   (2,113,446)   $(90,506,406)  $(102,507,525)

Advisor Class
Shares sold              246,857       363,853     $13,650,297     $19,837,797
Shares redeemed         (285,553)     (696,202)    (15,474,015)    (38,298,227)
Net decrease             (38,696)     (332,349)    $(1,823,718)   $(18,460,430)


------------------------------------------------------------------------------
22  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       November 3,   Year Ended      November 3,
                       July 31,      2003(a) to     July 31,       2003(a) to
                         2005       July 31, 2004     2005        July 31, 2004
                     ------------  ------------  --------------  --------------
Class R
Shares sold                1,152           539         $ 57,709        $28,510
Shares redeemed             (314)          (62)         (15,860)        (3,329)
Net increase                 838           477         $ 41,849        $25,181

                         March 1,                      March 1,
                        2005(a)to                   2005(a) to
                         July 31,                      July 31,
                            2005                          2005
                     ------------                   --------------
Class K
Shares sold                  186                       $10,072
Net increase                 186                       $10,072

Class I
Shares sold                  185                       $10,000
Net increase                 185                       $10,000

(a)  Commencement of distributions.


NOTE G
Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2005.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  23


NOTE I
Components of Accumulated Earnings (Deficit)

As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                   $(2,727,380,430)(a)
Unrealized appreciation/(depreciation)                     349,761,309
Total accumulated earnings/(deficit)                   $(2,377,619,121)(b)

(a) On July 31, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $2,725,760,486, of which $944,141,098 expires in the year 2009, $1,330,398,762 expires in the year 2010, and $451,220,626 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds next taxable year. For the year ended July 31, 2005, the Fund deferred to August 1, 2004, post-October currency losses of $1,619,944. During the fiscal year, the Fund utilized capital loss carryforwards of $239,432,513.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to a net investment loss, and the tax treatment of foreign currency gains and losses, resulted in a net decrease in accumulated net investment loss and a decrease in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assests.

NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reim-

------------------------------------------------------------------------------
24  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


bursement Fund is to be paid, in order of priority, to fund investors based on
(i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

    (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  25


Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and all removed state court actions, to the United States District Court for the District of Maryland.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the


------------------------------------------------------------------------------
26  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for the Adviser and Alliance Holding to respond to the Summary Order has been extended. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  27


Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


------------------------------------------------------------------------------
28  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                Class A
                                            ------------------------------------------------------------------------------
                                                                         December 1,
                                                Year Ended July 31,        2002 to           Year Ended November 30,
                                            ------------------------      July 31,    -----------------------------------
                                                2005         2004          2003(a)      2002         2001         2000
                                            -----------  -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $49.14       $47.44         $43.48       $67.05       $95.32      $111.46

Income From Investment Operations

Net investment loss(b)                          (.34)(c)     (.72)(c)(d)    (.54)        (.87)        (.82)       (1.35)
Net realized and unrealized
    gain (loss) on investment
    and foreign currency
    transactions                                7.76         2.42           4.50       (22.70)      (21.17)      (10.75)
Net increase (decrease) in
    net asset value from
    operations                                  7.42         1.70           3.96       (23.57)      (21.99)      (12.10)

Less: Distributions

Distributions from
    net realized gain
    on investment
    transactions                                  -0-          -0-            -0-          -0-       (5.86)       (4.04)
Distributions in excess
    of net realized gain
    on investment
    transactions                                  -0-          -0-            -0-          -0-        (.42)          -0-
Total distributions                               -0-          -0-            -0-          -0-       (6.28)       (4.04)
Net asset value,
    end of period                             $56.56       $49.14         $47.44       $43.48       $67.05       $95.32

Total Return

Total investment return
    based on net
    asset value(e)                             15.10%        3.58%          9.11%      (35.15)%     (24.90)%     (11.48)%

Ratios/Supplemental Data

Net assets, end of period
  (000's omitted)                         $1,067,072   $1,112,174     $1,186,488   $1,096,744   $1,926,473   $2,650,904
Ratio to average net assets of:
    Expenses, net of waivers/
      reimbursements                            1.66%        1.65%          2.24%(f)     1.85%        1.58%        1.50%
    Expenses, before waivers/
      reimbursements                            1.68%        1.81%          2.24%(f)     1.85%        1.58%        1.50%
    Net investment loss                         (.65)%(c)   (1.36)%(c)(d)  (1.95)%(f)   (1.64)%      (1.08)%       (.98)%
Portfolio turnover rate                           80%          80%           127%         117%          55%          46%


See footnote summary on page 35.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  29



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                Class B
                                            ------------------------------------------------------------------------------
                                                                         December 1,
                                                Year Ended July 31,        2002 to           Year Ended November 30,
                                            ------------------------      July 31,    -----------------------------------
                                                2005         2004          2003(a)      2002         2001         2000
                                            -----------  -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $44.71       $43.49         $40.06       $62.27       $89.59      $105.73

Income From Investment Operations

Net investment loss(b)                          (.68)(c)    (1.03)(c)(d)    (.69)       (1.16)       (1.28)       (2.17)
Net realized and unrealized
    gain (loss) on investment
    and foreign currency
    transactions                                7.03         2.25           4.12       (21.05)      (19.76)       (9.93)
Net increase (decrease) in
    net asset value from
    operations                                  6.35         1.22           3.43       (22.21)      (21.04)      (12.10)

Less: Distributions

Distributions from
    net realized gain
    on investment
    transactions                                  -0-          -0-            -0-          -0-       (5.86)       (4.04)
Distributions in excess
    of net realized gain
    on investment
    transactions                                  -0-          -0-            -0-          -0-        (.42)          -0-
Total distributions                               -0-          -0-            -0-          -0-       (6.28)       (4.04)
Net asset value,
    end of period                             $51.06       $44.71         $43.49       $40.06       $62.27       $89.59

Total Return

Total investment return
    based on net
    asset value(e)                             14.20%        2.81%          8.56%      (35.67)%     (25.46)%     (12.12)%

Ratios/Supplemental Data

Net assets, end of period
    (000's omitted)                         $844,111   $1,100,840     $1,453,453   $1,539,144   $3,092,947   $4,701,567
Ratio to average net assets of:
    Expenses, net of waivers/
      reimbursements                            2.43%        2.42%          3.02%(f)     2.58%        2.31%        2.20%
    Expenses, before waivers/
      reimbursements                                2.46%        2.58%          3.02%(f)     2.58%        2.31%        2.20%
    Net investment loss                        (1.42)%(c)   (2.13)%(c)(d)  (2.73)%(f)   (2.37)%      (1.80)%      (1.68)%
Portfolio turnover rate                           80%          80%           127%         117%          55%          46%


See footnote summary on page 35.


------------------------------------------------------------------------------
30  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                               Class C
                                            ------------------------------------------------------------------------------
                                                                         December 1,
                                                Year Ended July 31,        2002 to           Year Ended November 30,
                                            ------------------------      July 31,    -----------------------------------
                                                2005         2004          2003(a)      2002         2001         2000
                                            -----------  -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $44.73       $43.50         $40.07       $62.25       $89.55      $105.69

Income From Investment Operations

Net investment loss(b)                          (.66)(c)    (1.02)(c)(d)    (.68)       (1.15)       (1.28)       (2.19)
Net realized and unrealized
    gain (loss) on investment
    and foreign currency
    transactions                                7.04         2.25           4.11       (21.03)      (19.74)       (9.91)
Net increase (decrease) in
    net asset value from
    operations                                  6.38         1.23           3.43       (22.18)      (21.02)      (12.10)

Less: Distributions

Distributions from
    net realized gain
    on investment
    transactions                                  -0-          -0-            -0-          -0-       (5.86)       (4.04)
Distributions in excess
    of net realized gain
    on investment
    transactions                                  -0-          -0-            -0-          -0-        (.42)          -0-
Total distributions                               -0-          -0-            -0-          -0-       (6.28)       (4.04)
Net asset value,
    end of period                             $51.11       $44.73         $43.50       $40.07       $62.25       $89.55

Total Return

Total investment return
    based on net
    asset value(e)                             14.26%        2.83%          8.56%      (35.63)%     (25.45)%     (12.13)%

Ratios/Supplemental Data

Net assets, end of period
    (000's omitted)                         $261,596     $313,166       $396,472     $410,649     $835,406   $1,252,765
Ratio to average net assets of:
    Expenses, net of waivers/
      reimbursements                            2.39%        2.39%          3.01%(f)     2.55%        2.30%        2.21%
    Expenses, before waivers/
      reimbursements                            2.41%        2.55%          3.01%(f)     2.55%        2.30%        2.21%
    Net investment loss                        (1.37)%(c)   (2.10)%(c)(d)  (2.72)%(f)   (2.34)%      (1.80)%      (1.69)%
Portfolio turnover rate                           80%          80%         127%         117%          55%          46%


See footnote summary on page 35.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Advisor Class
                                            ------------------------------------------------------------------------------
                                                                         December 1,
                                                Year Ended July 31,        2002 to           Year Ended November 30,
                                            ------------------------      July 31,    -----------------------------------
                                                2005         2004          2003(a)      2002         2001         2000
                                            -----------  -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of period          $50.40       $48.50         $44.36       $68.21       $96.60      $112.59

Income From Investment Operations

Net investment loss(b)                          (.20)(c)     (.58)(c)(d)    (.46)        (.72)        (.60)        (.91)
Net realized and unrealized
    gain (loss) on investment
    and foreign currency
    transactions                                7.98         2.48           4.60       (23.13)      (21.51)      (11.04)
Net increase (decrease) in
    net asset value from
    operations                                  7.78         1.90           4.14       (23.85)      (22.11)      (11.95)

Less: Distributions

Distributions from
    net realized gain
    on investment
    transactions                                  -0-          -0-            -0-          -0-       (5.89)       (4.04)
Distributions in excess
    of net realized gain
    on investment
    transactions                                  -0-          -0-            -0-          -0-        (.39)          -0-
Total distributions                               -0-          -0-            -0-          -0-       (6.28)       (4.04)
Net asset value,
    end of period                             $58.18       $50.40         $48.50       $44.36       $68.21       $96.60

Total Return

Total investment return
    based on net
    asset value(e)                             15.44%        3.92%          9.33%      (34.96)%     (24.68)%     (11.22)%

Ratios/Supplemental Data

Net assets, end of period
    (000's omitted)                          $90,583      $80,420        $93,511      $83,018     $231,167     $288,889
Ratio to average net assets of:
    Expenses, net of waivers/
      reimbursements                            1.35%        1.35%          1.94%(f)     1.49%        1.27%        1.19%
    Expenses, before waivers/
      reimbursements                            1.38%        1.51%          1.94%(f)     1.49%        1.27%        1.19%
    Net investment loss                         (.36)%(c)   (1.06)%(c)(d)  (1.65)%(f)   (1.29)%       (.78)%       (.66)%
Portfolio turnover rate                           80%          80%           127%         117%          55%          46%


See footnote summary on page 35.


------------------------------------------------------------------------------
32  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                            Class R
                                    -----------------------
                                       Year    November 3,
                                      Ended    2003(h) to
                                     July 31,    July 31,
                                       2005          2004
-------------------------------------------------------------------------------
Net asset value,
    beginning of period               $49.08      $54.17

Income From Investment
    Operations

Net investment loss(b)                  (.38)(c)    (.77)(c)(d)
Net realized and unrealized
    gain (loss) on investment
    and foreign currency
    transactions                        7.74       (4.32)
Net increase (decrease)
    in net asset value
    from operations                     7.36       (5.09)
Net asset value,
    end of period                     $56.44      $49.08

Total Return

Total investment return
    based on net asset value(e)        15.00%      (9.40)%

Ratios/Supplemental Data

Net assets, end of period
    (000's omitted)                      $74         $23
Ratio to average net assets of:
    Expenses, net of waivers/
      reimbursements                    1.71%       1.73%(f)
    Expenses, before waivers/
      reimbursements                    1.74%       1.97%(f)
    Net investment loss                 (.70)%(c)  (1.42)%(c)(d)(f)
Portfolio turnover rate                   80%         80%


See footnote summary on page 35.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  33


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                 Class K
                                    -----------------------
                                                 March 1,
                                              2005(g) to
                                                 July 31,
                                                    2005
-------------------------------------------------------------------------------
Net asset value,
    beginning of period                           $54.19

Income From Investment
    Operations

Net investment loss(b)                              (.03)
Net realized and unrealized
    gain on investment
    and foreign currency
    transactions                                    2.54
Net increase in
    net asset value from
    operations                                      2.51
Net asset value,
    end of period                                 $56.70

Total Return

Total investment return based
    on net asset value(e)                           4.63%

Ratios/Supplemental Data

Net assets, end of period
    (000's omitted)                                  $11
Ratio to average net assets of:
    Expenses(f)                                     1.05%
    Net investment loss(f)                          (.15)%
Portfolio turnover rate                               80%


See footnote summary on page 35.


------------------------------------------------------------------------------
34  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND



Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                                 Class I
                                    -----------------------
                                                 March 1,
                                               2005(g) to
                                                 July 31,
                                                    2005
-------------------------------------------------------------------------------
Net asset value,
    beginning of period                           $54.19

Income From Investment
    Operations

Net investment income(b)                             .02
Net realized and unrealized
    gain on investment
    and foreign currency
    transactions                                    2.55
Net increase in
    net asset value from
    operations                                      2.57
Net asset value,
    end of period                                 $56.76

Total Return

Total investment return based
    on net asset value(e)                           4.75%

Ratios/Supplemental Data

Net assets, end of period
    (000's omitted).                                 $10
Ratio to average net assets of:
    Expenses(f)                                      .81%
    Net investment income(f)                         .10%
Portfolio turnover rate.                              80%


(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  Commencement of distributions.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  35


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Technology Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Technology Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 2005, and the related statement of operations for the period then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Technology Fund, Inc. at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP
New York, New York
September 9, 2005


------------------------------------------------------------------------------
36  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Robert C. Alexander(1)
David H. Dievler(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Janet A. Walsh(2), Senior Vice President
Thomas J. Bardong, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) Ms. Walsh is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  37


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND            OTHER
  NAME, ADDRESS AND                       PRINCIPAL                                    COMPLEX       DIRECTORSHIPS
    DATE OF BIRTH                       OCCUPATION(S)                                OVERSEEN BY         HELD BY
   (YEAR ELECTED*)                   DURING PAST 5 YEARS                               DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Exective Vice President of                              82                 None
1345 Avenue of the                 Alliance Capital Management
Americas                           Corporation ("ACMC") since
New York, NY 10105                 2001; prior thereto, Chief
10/2/57                            Executive Officer of Sanford C.
(2003)                             Bernstein & Co., LLC and its
                                   precedessor since prior to 2000.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #           Investment Adviser and an                               108                None
2 Sound View Drive                 independent consultant. He
Suite 100                          was formerly Senior Manager
Greenwich, CT 06830                of Barrett Associates, Inc., a
(Chairman of the Board)            registered investment adviser,
9/7/32                             with which he had been
(1992)                             associated since prior to 2000.
                                   Formerly Deputy Comptroller
                                   and Chief Investment Officer
                                   of the State of New York and,
                                   prior thereto, Chief Investment
                                   Officer of the New York Bank
                                   for Savings.

Robert C. Alexander, #             President of Alexander &                                1                  None
38 East 29th Street                Associates, Inc. Management
New York, NY 10016                 Consultants, since prior to 2000.
7/6/42
(1993)

David H. Dievler, #                Independent Consultant. Until                           107                None
P.O. Box 167                       December 1994, he was Senior
Spring Lake,                       Vice President of ACMC
NJ 07762                           responsible for mutual fund
10/23/29                           administration. Prior to joining
(1990)                             ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt
                                   Asset Management since 1968.
                                   Prior to that, he was a Senior
                                   Manager at Price Waterhouse
                                   & Co. Member of American
                                   Institute of Certified Public
                                   Accountants since 1953.


------------------------------------------------------------------------------
38  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


                                                                                     PORTFOLIOS
                                                                                       IN FUND            OTHER
  NAME, ADDRESS AND                       PRINCIPAL                                    COMPLEX       DIRECTORSHIPS
    DATE OF BIRTH                       OCCUPATION(S)                                OVERSEEN BY         HELD BY
   (YEAR ELECTED*)                   DURING PAST 5 YEARS                               DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

D. James Guzy, #                   Chairman of the Board of PLX                           1       Intel Corporation,
P.O. Box 128                       Technology (semi-conductors)                                      Cirrus Logic
Glenbrook, NV 89413                and of SRC Computers, Inc.                                        Corporation,
3/7/36                             with which he has been                                              Novellus
(1982)                             associated since prior to 2000.                                   Corporation,
                                   He is also President of the                                      Micro Component
                                   Arbor Company (private family                                      Technology,
                                   investments).                                                       the Davis
                                                                                                      Selected
                                                                                                    Advisers Group
                                                                                                      of Mutual
                                                                                                    Funds and
                                                                                                   Logic Vision.

Marshall C. Turner, Jr, #          Principal of Turner Venture                            1             Toppan
220 Montgomery Street              Associates (venture capital                                     Photomasks, Inc.,
Penthouse 10                       and consulting) since prior to                                     the George
San Francisco,                     2000. Chairman and CEO,                                              Lucas
CA 94104                           Du Pont Photomasks,Inc.,                                         Educational
10/10/41                           Austin, Texas, 2003- 2005,                                        Foundation,
(1992)                             and President and CEO                                           Chairman of the
                                   since company acquired, and                                       Board of the
                                   name changed to Toppan                                            Smithsonian's
                                   Photomasks, Inc. in 2005                                            National
                                   (semiconductor manufacturing                                       Museum of
                                   services).                                                     Natural History


*   There is no stated term of office for the Fund's Directors.

#   Member of the Audit Committee, Governance and Nominating Committee and
Independent Directors Committee.

+   Mr. Mayer is an "Interested Director" as defined in the Investment Company
Act of 1940, due to his position as Executive Vice President  of ACMC.


------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  39


Officers of The Fund

Certain information concerning the Fund's Officers is listed below.


     NAME,
 ADDRESS* AND                   POSITION(S)                         PRINCIPAL OCCUPATION
 DATE OF BIRTH                HELD WITH FUND                         DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President                     See biography above.
10/2/57

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds with which he has been
                                                            associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart,
                                                            LLP from October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch Investment
                                                            Managers, L.P.  since prior to 2000 until
                                                            March 2003.

Janet A. Walsh                Senior Vice President         Senior Vice President of ACMC**, with
2/2/62                                                      which she has been associated since prior to 2000.

Thomas J. Bardong             Vice President                Senior Vice President of ACMC**, with
4/28/45                                                     which he has been associated since prior to 2000.

Mark R. Manley                Secretary                     Senior Vice President, Deputy General
10/23/62                                                    Counsel and Chief Compliance Officer of ACMC**,
                                                            with which he has been associated since prior to
                                                            2000.

Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                       Financial Officer             Investor Services, Inc. ("AGIS")**, and Vice
                                                            President of AllianceBernstein Investment
                                                            Research and Management, Inc. ("ABIRM")**, with
                                                            which he has been associated since prior to 2000.

Vincent S. Noto               Controller                    Vice President of AGIS**, with which
12/14/64                                                    he has been associated since prior to 2000.


* The address for each of the Fund's officers, unless otherwise indicated, is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


------------------------------------------------------------------------------
40  o  ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-------------------------------------------------
Wealth Strategies Funds
-------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------------------------
Blended Style Funds
-------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------------
Growth Funds
-------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-------------------------------------------------
Value Funds
-------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-------------------------------------------------
Taxable Bond Funds
-------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------------
Municipal Bond Funds
-------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

-------------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------------
Closed-End Funds
-------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND  o  41


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND
1345 Avenue of the Americas
New York, NY 10105
Toll-free 1 (800) 221-5672

TECAR0705


ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).


(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.


(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi class distribution testing, advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                     Audit-Related
                        Audit Fees       Fees       Tax Fees
------------------------------------------------------------
               2004      $50,000        $8,558      $15,528
               2005      $51,000        $5,882      $15,016

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                               Total Amount of
                                             Foregoing Column Pre-
                                             approved by the Audit
                     All Fees for                 Committee
                  Non-Audit Services         (Portion Comprised of
                    Provided to the            Audit Related Fees)
                  Portfolio, the Adviser     (Portion Comprised of
                 and Service Affiliates            Tax Fees)
-------------------------------------------------------------------------------
      2004             $861,687                  [ $270,831 ]
                                                 ( $255,303 )
                                                 (  $15,528 )
      2005          $1,1001,754                  [ $188,601 ]
                                                 ( $173,585 )
                                                 (  $15,016 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.


(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.         DESCRIPTION OF EXHIBIT

12 (a) (1)          Code of Ethics that is subject to the disclosure of
                    Item 2 hereof


12 (b) (1)          Certification of Principal Executive Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002


12 (b) (2)          Certification of Principal Financial Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002


12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant): AllianceBernstein Global Technology Fund, Inc.


By:       /s/ Marc O. Mayer
          -----------------
          Marc O. Mayer
          President


Date:     September 28, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:       /s/ Marc O. Mayer
          -----------------
          Marc O. Mayer


          President


Date:     September 28, 2005

By:       /s/ Mark D. Gersten
          -----------------
          Mark D. Gersten
          Treasurer and Chief Financial Officer


Date:     September 28, 2005